Exhibit 10.22

TRADEMARK LICENSE

This Agreement is made effective the 29 day of September 2009 (“the Effective Date”) by and between Global Strategies Group Holding, S.A. of 15 Boulevard Roosevelt, L-2450 Luxembourg (“Licensor”) and Global Defense Technology & Systems, Inc., of 1501 Farm Credit Drive, Suite 2300, McLean, Virginia, 22102-5011, USA (“Licensee”).

WHEREAS, Licensor owns the trademarks and the applications for trademarks set forth in Schedule A attached to this Agreement, as it may be amended on notice in writing from time to time by Licensor to Licensee (collectively referred to herein as “the Marks”) and intends (but without being under any obligation so do so) to apply for the trademarks set forth in Schedule B attached to this Agreement and include the same within the scope of this Agreement by such notice; and

WHEREAS, Licensee has agreed to use the Marks in connection with the services covered by the applications and registrations for the Marks.

NOW, THEREFORE, for good and valuable consideration in the sum of $1 (one United States dollar) which has been paid by Licensee to Licensor, the adequacy and receipt of which is hereby acknowledged by Licensor, Licensor and Licensee agree as follows:

1. Right to Use the Marks.

a.	Licensor hereby grants Licensee a non-exclusive license to use the Marks in those countries in which they are registered in connection with the services for which the Marks are registered, and elsewhere to the extent that the Licensor has unregistered rights in the Marks. Licensee shall use the Marks in the conduct of its business and shall not use any other trademarks in relation thereto without the prior written consent of Licensor and shall not conduct any business other than under and by reference to the Marks.

b.

Licensee shall use the ® symbol next to all Marks which have been registered and shall use the common law ™ symbol next to all Marks which are not registered, in accordance with Licensor’s instructions from time to time.

2. Goodwill and Ownership of the Marks.

a.	Licensee recognizes the value of the goodwill associated with the Marks, and acknowledges that the Marks and all rights therein and goodwill pertaining thereto belong exclusively to Licensor and are hereby assigned to Licensor. Licensee shall at any time during the term of this Agreement or thereafter execute such documents and do such acts or things as may be necessary to transfer all such rights and goodwill to Licensor.

b.	Licensee shall not do or fail to do anything which will or could diminish the rights of Licensor in the Marks or any of them, or harm or impair any registrations or applications in relation to them, or devalue them or bring them into disrepute.

3. Licensor’s Title and Rights in the Marks. Licensee shall not, during the term of this Agreement, or at any time thereafter, attack the title or rights of Licensor in and to the Marks. The Licensee shall not apply for or obtain any registration of the Marks or any of them or any other mark which is confusingly similar thereto in relation to any goods or services.

4. Representations and Warranties.

a.	Each Party to this Agreement represents and warrants that it is under no disability, restriction, or prohibition affecting its ability to execute this Agreement or to perform its obligations hereunder and that the person designated below to sign on its behalf has the right, power, and authority to enter into and agree to the terms and conditions of this Agreement, The Parties agree that this Agreement is valid, legal, and binding and that this Agreement does not contravene any other agreement(s) to which Licensor or Licensee is a party.

b.	Licensor warrants that, to the best of its knowledge, the use of the Marks in accordance with this Agreement will not infringe the rights of any third parties.

5. Quality of Products and Services and Presentation of the Marks. The products and services provided by Licensee under the terms of this Agreement shall be of a quality that is satisfactory to Licensor. Licensee shall market, promote, and render, and/or sell the services covered by this Agreement in accordance with all applicable local, state, and federal laws and regulations. Licensor shall have the right to inspect and approve the manner in which Licensee is using the Marks and, if necessary, to require changes to any uses that do not meet with Licensor’s approval, Licensee shall make any such changes forthwith upon receipt of notice from Licensor to do so. Licensor also reserves the right to implement changes to the presentation of the Marks, and to add to or remove Marks from this Agreement at any time and to require that Licensee forthwith implements such changes in its use of the Marks. Licensee’s use of the Marks shall at all times be in accordance with the brand guidelines issued to it by Licensor from time to time.

6. Term. This Agreement shall become effective on the Effective Date and shall continue in effect until terminated by Licensor or Licensee in accordance with the terms in paragraph 7 or 8 of this Agreement.

7. Termination. Subject to any other provision of this Agreement if Licensor wishes to terminate this Agreement, it must give Licensee at least twelve (12) months prior written notice of termination.

8. Breach. Either Party may terminate this Agreement with immediate effect if the other Party commits any material breach of this Agreement which is incapable of remedy or, in all other cases, fails to remedy any breach of which it is notified within 14 days of such notice.

9. Bankruptcy. Notwithstanding any provisions in this Agreement to the contrary, this Agreement shall terminate immediately and automatically if either Party:

a.	Files a voluntary petition in bankruptcy or seeks protection under similar law for the protection of debtors;

b.	Makes a general assignment for the benefit of creditors; or

c.	Liquidates substantially all of its assets.

10. Indemnification.

a.	Licensee shall indemnify, defend and hold harmless Licensor from and against any and all loss, cost, liability or expense, (including, without limitation, attorneys’ fees and costs) that Licensor may incur, sustain or be subject to as a result of:

i.	any breach by Licensee of any of its obligations under this Agreement, or

ii.	any claim, demand, action or proceeding brought by any third party arising out of or as a result of any act or omission of Licensee, its agents or employees in relation to this Agreement.

b.	The indemnification provisions shall survive the term of this Agreement.

c.	Licensor shall not be liable in respect of any indirect or consequential losses, damages, expenses or other costs of any kind, including loss of profits, goodwill, business opportunity or anything similar or equivalent thereto, arising out of or in relation to this Agreement.

11. No Joint Venture. This Agreement does not render the Parties partners or joint venturers, and neither Party shall have the right or power to bind the other Party in any manner whatsoever.

12. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the state of Delaware without reference to conflict of law principles and the Parties hereto consent to the jurisdiction and venue of the Courts of the State of Delaware.

13. Infringement. If Licensee discovers any third party activity that may infringe the Marks, Licensee shall immediately notify Licensor in writing. Licensor shall have the sole right to determine whether any action shall be taken on account of any possible infringement and Licensee shall at the request of Licensor provide all such reasonable assistance as may be required in undertaking any and all such action.

14. Waiver. The failure or delay of any Party to this Agreement in exercising any of its rights hereunder, including any rights with respect to a breach or default by the other Party, shall in no way operate as a waiver of such rights or prevent the assertion of such rights with respect to any later breach or default by the other Party. No Party shall be deemed to have waived any rights under this Agreement by any action or inaction unless an express waiver is set forth in writing. The waiver of one breach hereunder shall not constitute the waiver of any other or subsequent breach.

15. Severability. In the event that any provision of this Agreement shall be deemed invalid by a court of competent jurisdiction, that provision shall be stricken, and the remainder of the Agreement shall remain in full force and effect.

16. Notices. All notices required or permitted to be given hereunder shall be in writing given to the addresses set forth above and shall be mailed by certified mail, return receipt requested or by a recognized overnight mail courier. All notices shall be deemed delivered on the day of delivery at the appropriate address or, if that is not a business day in that jurisdiction, the first following business day.

17. Successors. The rights and obligations of the Parties hereto shall inure to the benefit of, and be binding and enforceable upon, (the respective successors and assigns of the Parties.

18. Further Assurances. Licensor and Licensee shall execute and deliver such other documents or instruments and take such other action as may be necessary to carry out the purposes of this Agreement.

19. Amendments. This Agreement may only be amended or modified in a writing signed by both of the Parties.

20. Assignment and Sub-licensing. Licensor may transfer any and all of its rights and obligations under this Agreement. The license granted in this Agreement to Licensee is not transferable or assignable to any other party without Licensor’s prior written consent. Licensee may not sub-license any rights or obligations under this Agreement without Licensor’s prior written consent, other than to Subsidiaries and, with the Licensor’s prior written consent only, other third parties with whom it has a legitimate business relationship. Licensee shall remain liable for the acts and defaults of any such sub-licensee as if such acts or defaults were those of Licensee hereunder. In this paragraph 20 the term “Subsidiary” shall have the meaning ascribed to it in the rules promulgated under the U.S. Securities Act of 1933, as amended, as follows:

a.	A “Subsidiary” of a specified person is an Affiliate Controlled by such person directly, or indirectly through one or more intermediaries.

b.	An “Affiliate” of a person is a person that directly, or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, the person specified.

c.	The term “Control” (including the terms “Controlling”, “Controlled by” and “under common Control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting shares, by contract, or otherwise.

21. Entire Agreement. This Agreement is the entire agreement of the Parties in relation to the subject matter hereof and supersedes all prior and contemporaneous agreements between the Parties in relation thereto. The Parties expressly declare and understand that no representations, promises, inducements, consideration or agreements not herein expressed have been made to them. This Agreement constitutes the entire agreement between the Parties with respect to its subject matter, and merges all prior discussions between them. The Parties shall not be bound by any conditions, definitions, or representations with respect to the subject matter of this Agreement other than as expressly provided herein or as duly set forth subsequent to the date hereof in writing and signed by a duly authorized representative of the Party to be bound thereby.

22. Captions. All references in this Agreement to a paragraph, subparagraph, section, subsection, clause and sub-clause are intended to refer to paragraphs, subparagraphs, sections, subsections, clauses and sub-clauses, respectively, of this Agreement. The Parties acknowledge and agree that titles and headings for each of the paragraphs, sections and subsections of this Agreement have been inserted solely for reference purposes. As a result, section and paragraph headings, titles or captions shall not be used to interpret or construe the terms of this Agreement.

23. Execution of Agreement. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile transmission and by electronic mail in PDF format shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes. Signatures of the Parties transmitted by facsimile and by electronic mail in PDF format shall be deemed to be their original signatures for all purposes.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their authorized officers on the date first above written.

Signed on behalf of Licensor		Signed on behalf of Licensee

By:	/s/ Elisabetta Zaccaria	By:	/s/ John Hillen
Print name:	Elisabetta Zaccaria	Print name:	John Hillen

Schedule A

SEE ATTACHED PAGES

Portfolio Listing Client: Global Strategies Group Holding SA	GLOBAL (device)	September 11, 2009

O/Reference	Trademark	Country	Classes	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Next Renewal	Registrar
M05/279AE/GLOB		AE	35.	73373	21/09/2005	60797	20/06/2006	21/09/2015	Global Strategies Group Holding SA
M05/279AE1/GLOB		AE	36.	73374	21/09/2005	60796	20/06/2006	21/09/2015	Global Strategies Group Holding SA
M05/279AE2/GLOB		AE	39.	73375	21/09/2005	60795	20/06/2006	21/09/2015	Global Strategies Group Holding SA
M05/279AE3/GLOB		AE	41.	73376	21/09/2005	60794	20/06/2006	21/09/2015	Global Strategies Group Holding SA
M05/279AE4/GLOB		AE	45.	73377	21/09/2005	60793	20/06/2006	21/09/2015	Global Strategies Group Holding SA
M05/279AF/GLOB		AF	35 36 39 41 45.	7483	04/08/2005	7431	18/02/2006	04/08/2015	Global Strategies Group Holding SA
M05/279CH/GLOB		CH	35 36 39 41 45.	55407/2005	05/08/2005	541362	19/01/2006	05/08/2015	Global Strategies Group Holding SA
M05/279EU/GLOB		EU	35 36 39 41 45.	004433363	08/06/2005	004433363	11/12/2006	08/06/2015	Global Strategies Group Holding SA
M05/279IQ/GLOB		IQ	35 36 39 41 42.	48039	25/09/2005				Global Strategies Group Holding SA
M05/279US/GLOB		US	35 36 39 41 45.	78/724104	30/09/2005	3317300	23/10/2007	23/10/2017	Global Strategies Group Holding SA
M05-279HK		HK	35 36 39 41 45.	300469116	02/08/2005	300469116	02/08/2005	01/08/2015	Global Strategies Group Holding SA
M06-178CN1		CN	36.	5264442	04/04/2006				Global Strategies Group Holding SA
M06-178CN2		CN	39.	5264441	04/04/2006				Global Strategies Group Holding SA
M06-178CN4		CN	45.	5264439	04/04/2006				Global Strategies Group Holding SA
M06-178CO		CO	35	06-034509	07/04/2006	344977	28/08/2007	28/08/2017	Global Strategies Group Holding SA
M06-178CO1		CO	36.	06-034510	07/04/2006	373066	28/01/2009	28/01/2019	Global Strategies Group Holding SA
M06-178CO2		CO	39.	06-034512	07/04/2006	346786	28/08/2007	28/08/2017	Global Strategies Group Holding SA
M06-178CO3		CO	41.	06-034517	07/04/2006	372864	27/01/2009	27/01/2019	Global Strategies Group Holding SA
M06-178CO4		CO	45.	06-034514	07/04/2006	335449	31/05/2007	31/05/2017	Global Strategies Group Holding SA
M06-178SD		SD	35.	35184	05/04/2006				Global Strategies Group Holding SA
M06-178SD1		SD	36.	35185	05/04/2006				Global Strategies Group Holding SA

Pag. 1 di 2

Portfolio Listing Client: Global Strategies Group Holding SA	GLOBAL (device)	September 11, 2009

O/Reference	Trademark	Country	Classes	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Next Renewal	Registrar
M06-178SD2		SD	39.	35186	05/04/2006				Global Strategies Group Holding SA
M06-178SD3		SD	41.	35187	05/04/2006				Global Strategies Group Holding SA
M06-178SD4		SD	45.	35188	05/04/2006				Global Strategies Group Holding SA
M08-041NG		NG	35.	2008/0696	18/02/2008				Global Strategies Group Holding SA
M08-041NG1		NG	36.	2008/0695	18/02/2008				Global Strategies Group Holding SA
M08-041NG2		NG	38.	2008/0692	18/02/2008				Global Strategies Group Holding SA
M08-041NG3		NG	42.	2008/0693	18/02/2008				Global Strategies Group Holding SA
M08-041NG4		NG	45.	2008/0694	18/02/2008				Global Strategies Group Holding SA
M08-211JP		JP	39 41 45.	2008-038901	21/05/2008	Registered: Appl. No. n.a.	Registered: Date n.a.		Global Strategies Group Holding SA
M08-211JP1		JP	35	2009-045702	18/06/2009				Global Strategies Group Holding SA
M08-211SG		SG	35 36 39 41 45.	T0806709E	22/05/2008	T0806709E	22/05/2008	22/05/2018	Global Strategies Group Holding SA

Pag. 2 di 2

Portfolio Listing Client: Global Strategies Group Holding SA	SECURE. TRANSFORM. ENABLE. (word)	September 11, 2009

O/Reference	Trademark	Country	Classes	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Next Renewal	Registrar
M08-238AE	SECURE. TRANSFORM. ENABLE.	AE	35.	113425	25/05/2008			25/05/2018	Global Strategies Group Holding S A

M08-238AE1	SECURE. TRANSFORM. ENABLE.	AE	36.	113426	25/05/2008			25/05/2018	Global Strategies Group Holding S A

M08-238AE2	SECURE. TRANSFORM. ENABLE.	AE	39.	113427	25/05/2008			25/05/2018	Global Strategies Group Holding S A

M08-238AE3	SECURE. TRANSFORM. ENABLE.	AE	41.	113428	25/05/2008			25/05/2018	Global Strategies Group Holding S A

M08-238AE4	SECURE. TRANSFORM. ENABLE.	AE	45.	113429	25/05/2008			25/05/2018	Global Strategies Group Holding S A

M08-238AF	SECURE. TRANSFORM. ENABLE.	AF	35 36 39 41 45.	2206	29/05/2008	9182	18/09/2008	29/05/2018	Global Strategies Group Holding S A

M08-238CN	SECURE. TRANSFORM. ENABLE.	CN	35.	6947343	10/09/2008				Global Strategies Group Holding S A

M08-238CN1	SECURE. TRANSFORM. ENABLE.	CN	36.	6947344	10/09/2008				Global Strategies Group Holding S A

M08-238CN2	SECURE. TRANSFORM. ENABLE.	CN	39.	6947345	10/09/2008				Global Strategies Group Holding S A

M08-238CN3	SECURE. TRANSFORM. ENABLE.	CN	41.	6947346	10/09/2008				Global Strategies Group Holding S A

M08-238CN4	SECURE. TRANSFORM. ENABLE.	CN	45.	6947436	10/09/2008				Global Strategies Group Holding S A

M08-238EU	SECURE. TRANSFORM. ENABLE.	EU	35 36 39 41 45.	006947907	29/05/2008	006947907	07/01/2009	29/05/2018	Global Strategies Group Holding S A

M08-238HK	SECURE. TRANSFORM. ENABLE.	HK	35 36 39 41 45.	301120607	20/05/2008			20/05/2018	Global Strategies Group Holding S A

M08-238IQ	SECURE. TRANSFORM. ENABLE.	IQ	35 36 39 41 42.	52488	09/06/2008			09/06/2018	Global Strategies Group Holding S A

M08-238JP	SECURE. TRANSFORM. ENABLE.	JP	35 36 39 41 45.	2008-039154	22/05/2008	Registered: Appl. No. n.a.	Registered: Date n.a.		Global Strategies Group Holding S A

M08-238NG	SECURE. TRANSFORM. ENABLE.	NG	35.	F/TM/12218	26/05/2008				Global Strategies Group Holding S A

M08-238NG1	SECURE. TRANSFORM. ENABLE.	NG	36.	F/TM/12221	26/05/2008				Global Strategies Group Holding S A

M08-238NG2	SECURE. TRANSFORM. ENABLE.	NG	39.	F/TM/12220	26/05/2008				Global Strategies Group Holding S A

M08-238NG3	SECURE. TRANSFORM. ENABLE.	NG	41.	F/TM/12219	26/05/2008				Global Strategies Group Holding S A

M08-238NG4	SECURE. TRANSFORM. ENABLE.	NG	45.	F/TM/12217	26/05/2008				Global Strategies Group Holding S A

M08-238SA	SECURE. TRANSFORM. ENABLE.	SA	35.	130990	21/05/2008				Global Strategies Group Holding S A

Pag. 1 di 2

Portfolio Listing Client: Global Strategies Group Holding SA	SECURE. TRANSFORM. ENABLE. (word)	September 11, 2009

O/Reference	Trademark	Country	Classes	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Next Renewal	Registrar
M08-238SA1	SECURE. TRANSFORM. ENABLE.	SA	36.	130991	21/05/2008				Global Strategies Group Holding S A

M08-238SA2	SECURE. TRANSFORM. ENABLE.	SA	39.	130992	21/05/2008				Global Strategies Group Holding S A

M08-238SA3	SECURE. TRANSFORM. ENABLE.	SA	41.	130993	21/05/2008				Global Strategies Group Holding S A

M08-238SA4	SECURE. TRANSFORM. ENABLE.	SA	45.	130994	21/05/2008				Global Strategies Group Holding S A

M08-238SD	SECURE. TRANSFORM. ENABLE.	SD	35.	39921	11/11/2008				Global Strategies Group Holding S A

M08-238SD1	SECURE. TRANSFORM. ENABLE.	SD	36.	39922	11/11/2008				Global Strategies Group Holding S A

M08-238SD2	SECURE. TRANSFORM. ENABLE.	SD	39.	39923	11/11/2008				Global Strategies Group Holding S A

M08-238SD3	SECURE. TRANSFORM. ENABLE.	SD	41.	39924	11/11/2008				Global Strategies Group Holding S A

M08-238SD4	SECURE. TRANSFORM. ENABLE.	SD	45.	39925	11/11/2008				Global Strategies Group Holding S A

M08-238SG	SECURE. TRANSFORM. ENABLE.	SG	35 36 39 41 45.	T0806713C	22/05/2008	T0806713C	22/05/2008	22/05/2018	Global Strategies Group Holding S A

M08-238US	SECURE. TRANSFORM. ENABLE.	US	35 36 39 41 45.	77/485470	28/05/2008				Global Strategies Group Holding S A

Pag. 2 di 2

Schedule B

SEE ATTACHED PAGES

Note: The Licensor currently intends (but without being under any obligation to do so) to file additional applications to cover additional classes of goods and services in this Schedule B in such jurisdictions as it deems appropriate

IS LoB Trademark Classifications

Class 35

Advertising; business management; business administration; office functions.

B0054	Business consultancy (Professional —)
B0055	Business information
B0057	Business investigations
B0059	Business management and organization consultancy
B0060	Business management assistance
B0061	Business management consultancy
B0064	Business organization consultancy
B0065	Business research
C0068	Commercial information agencies
C0069	Commercial information and advice for consumers [consumer advice shop]
C0079	Compilation of information into computer databases
C0113	Consultancy (Professional business —)
I0006	Industrial management assistance (Commercial or —)
I0008	Information agencies (Commercial —)
10009	Information (Business —)
I0037	Investigations (Business —)
M0007	Management (Advisory services for business —)
M0010	Management consultancy (Personnel —)
P0022	Personnel management consultancy
P0068	Procurement services for others [purchasing goods and services for other businesses]
R0101	Research (Business —)
S0100	Systemization of information into computer databases

Class 36

Insurance; financial affairs; monetary affairs; real estate affairs.

C0111	Consultancy (Insurance —)
F0014	Financial consultancy
F0015	Financial evaluation [insurance, banking, real estate]
F0016	Financial information
F0027	Fiscal assessments

Class 37

Building construction; repair; installation services.

B0041	Building construction supervision
B0049	Burglar alarm installation and repair
C0086	Computer hardware (Installation, maintenance and repair of —)
M0001	Machinery installation, maintenance and repair
S0090	Supervision (Building construction —)

Class 38

Telecommunications.

C0081	Computer aided transmission of messages and images
I0007	Information about telecommunication
P0003	Paging services [radio, telephone or other means of electronic communication]
P0077	Providing access to databases
S0014	Satellite transmission
T0012	Telecommunications routing and junction services
T0064	Transmission of messages and images (Computer aided —)

Class 39

Transport; packaging and storage of goods; travel arrangement.

A0028	Air transport
A0059	Armoured-car transport
C0017	Car transport
G0025	Guarded transport of valuables
I0018	Information (Storage —)
I0019	Information (Transportation —)
P0013	Passenger transport
R0098	Rescue operations [transport]
T0056	Traffic information
T0066	Transport
T0073	Transportation information
T0077	Travellers (Escorting of —)
V0002	Valuables (Guarded transport of —)

Class 40

Treatment of materials.

R0053	Rental of generators
A0065	Arranging and conducting of seminars
A0067	Arranging and conducting of workshops [training]
I0011	Information (Education —)
I0026	Instruction services
P0056	Practical training [demonstration]
T0058	Training (Practical —) [demonstration]
T0062	Translation

Class 42

Scientific and technological services and research and design relating thereto; industrial analysis and research services; design and development of computer hardware and software.

A0037	Analysis for oil-field exploitation
A0057	Architectural consultation
C0006	Calibration [measuring]
C0090	Computer software consultancy
C0092	Computer software (Installation of —)
C0094	Computer software (Maintenance of —)
C0095	Computer software (Updating of —)
C0096	Computer system design
C0097	Computer systems analysis
C0099	Computer virus protection services

C0107	Consultancy (Computer software —)
D0020	Design (Computer system —)
D0021	Design (Industrial —)
D0044	Drafting (Construction —)
E0026	Environmental protection (Research in the field of —)
I0023	Installation of computer software
O0007	Oil-field surveys
P0073	Project studies (Technical —)
P0076	Protection services (Computer virus —)
Q0001	Quality control
S0054	Software design (Computer —)
S0096	Surveys (Land —)
S0097	Surveys (Oil-field —)
T0032	Testing (Material —)

Class 43

Services for providing food and drink; temporary accommodation.

A0007	Accommodation (Rental of temporary —)
B0047	Buildings (Rental of transportable —)
C0009	Camp services (Holiday —) [lodging]
C0013	Canteens
C0021	Catering (Food and drink —)
R0076	Rental of temporary accommodation
R0079	Rental of transportable buildings

Class 44

Medical services; veterinary services; hygienic and beauty care for human beings or animals; agriculture, horticulture and forestry services.

M0025	Medical assistance
M0026	Medical clinics

Class 45

Legal services; security services for the protection of property and individuals; personal and social services rendered by others to meet the needs of individuals.

B0003	Baggage inspection for security purposes
B0025	Body guarding (Personal —)
C0114	Consultancy (Security —)
D0028	Detective agencies
G0026	Guards
G0027	Guards (Night —)
I0021	Inspection (Baggage —)
I0038	Investigations (Missing person —)
I0039	Investigations (Personal background —)
M0045	Monitoring of burglar and security alarms
N0008	Night guards
P0020	Personal background investigations
P0021	Personal body guarding

DT LoB- Trademark Classifications

Services

Class 35

Advertising; business management; business administration; office functions.

C0083	Computer databases
C0084	Computer databases (Systemization of information into)
C0113	Consultancy (Professional business —) 350062 C0120

Class 37 Building construction; repair; installation services

V0011	Vehicle repair 370089 A0107

Class 38 Telecommunications

C0081	Computer aided transmission of messages and images

Class 40 Treatment of materials

E0007	Educational services
W0012	Waste treatment [transformation]
W0016	Water treating
D0008	Decontamination of hazardous materials

Class 42

Scientific and technological services and research and design relating thereto; industrial analysis and research services; design and development of computer hardware and software.

D0024	Design services (Packaging —)
P0001	Packaging design
C0029	Chemical research
C0087	Computer programming
C0090	Computer software consultancy
C0091	Computer software design
C0092	Computer software (Installation of —)
C0094	Computer software (Maintenance of —)
C0095	Computer software (Updating of —)
C0096	Computer system design
C0097	Computer systems analysis
C0099	Computer virus protection services
C0107	Consultancy (Computer software —)
D0002	Data conversion of computer programs and data [not physical conversion)
E0021	Engineering
I0023	Installation of computer software
M0005	Maintenance of computer software
M0021	Material testing
M0023	Mechanical research

P0038	Physics [research]
P0076	Protection services (Computer virus —)
R0099	Research and development for others
R0100	Research (Biological —)
S0054	Software design (Computer —)
T0008	Technical research

Class 45

Legal services; security services for the protection of property and individuals; personal and social services rendered by others to meet the needs of individuals.

C0114	Consultancy (Security —)

Goods

Class 11

Apparatus for lighting, heating, steam generating, cooking, refrigerating, drying, ventilating, water supply and sanitary purposes

B0779	Burners
B0782	Burners (Gas —)
C0839	Containers (Refrigerating —)
C0854	Cookers
C0859	Cooking apparatus and installations
H0293	Hot air ovens
I0002	Ice boxes
L0079	Laundry dryers, electric
P0278	Petrol burners
S0263	Sewage (Purification installations for —)
S0385	Shower cubicles [enclosures (Am.)]
S0387	Showers
T0319	Toilets [water-closets]

Class 12

Vehicles; apparatus for locomotion by land, air or water.

A0254	Ambulances
A0502	Automobiles
M0278	Military vehicles for transport
R0145	Refrigerated vehicles
T0407	Trailers [vehicles]
V0032	Vans [vehicles]
V0092	Vehicles for transport (Military —)
V0098	Vehicles (Refrigerated —)
V0099	Vehicles (Remote control —), other than toys
W0114	Water vehicles

Class 16

Paper, cardboard and goods made from these materials, not included in other classes; printed matter; bookbinding material; photographs; stationery; adhesives for stationery or household purposes; artists’ materials; paint brushes; typewriters and office requisites (except furniture);

B0036	Bags [envelopes, pouches] of paper or plastics, for packaging